Virtus Ceredex Small-Cap Value Equity Fund (the “Fund”),

a series of Virtus Asset Trust

Supplement dated April 23, 2025 to the Fund’s Summary Prospectus, and the Virtus Asset Trust

Statutory Prospectus and Statement of Additional Information (“SAI”),

each dated April 29, 2024

Important Notice to Investors

Effective April 28, 2025, Charles E. Carter, CFA, will step down as portfolio manager for the Fund. The Fund’s other portfolio manager, Don Wordell, CFA, will continue to manage the Fund, and there will be no change to the investment process for the Fund in connection with Mr. Carter’s departure. The Prospectuses and SAI will be updated, as appropriate, at the time of the changes

Investors should retain this supplement with the Prospectuses and SAI for future reference.

VAT 8622/Ceredex SCVE PM Announcement (4/2025)